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                             INTERCREDITOR AGREEMENT

                                                                    May 12, 1997

THE CIT GROUP/COMMERCIAL SERVICES,
  INC., individually and as Agent
  under the Amended and Restated
  Financing and Security Agreement
  referred to below
1211 Avenue of the Americas
New York, New York 10036

Dear Sirs:

            In order to induce you to extend or to continue to extend credit, from time to time, to ANDOVER TOGS, INC. ("Andover"), such extensions of credit to be guaranteed by SPRINGDALE FASHIONS, INC., TORTONI MANUFACTURING CORP. and STONEHENGE FINANCIAL CORP., (collectively with Andover, the "Debtor"), pursuant to the Amended and Restated Financing and Security Agreement dated May ___, 1997 (as amended, restated, modified and supplemented, the "Senior Loan Agreement") by and among THE CIT GROUP/COMMERCIAL SERVICES, INC. ("CITCS"), as a lender and as agent (in such capacity, the "Agent"), certain lenders (including "CITCS", each a "Senior Lender" and collectively, the "Senior Lenders") and Andover, and all other instruments, agreements and documents now or hereafter entered into by any Debtor in favor of the Agent and/or any Senior Lender in connection with the Senior Loan Agreement (together with the Senior Loan Agreement, each a "Senior Loan Document" and collectively, the "Senior Loan Documents") (all such credit and extensions thereof, and all indebtedness, obligations and liabilities of every nature of any Debtor to the Agent and/or any Senior Lender pursuant to any of the Senior Loan Documents, whether now existing or hereafter arising, together with all extensions, renewals or modifications of any thereof and of any part of any thereof, and all interest thereon and fees and expenses payable with respect thereto (including, without

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limitation, interest accruing after the commencement of a bankruptcy proceeding against any Debtor whether or not a claim therefor may be made in such proceeding), being hereinafter collectively called the "Senior Claims"), the undersigned (hereinafter referred to as the "undersigned") hereby represents to and agrees with you as follows:

            1. The Collateral Trustee, under and as defined in the Note Agreement (as hereinafter defined), hereby subordinates the payment of the Junior Claims (as defined below) to the prior payment in full in cash of the Senior Claims. As used in this Agreement, "Junior Claims" means the principal of and interest on all obligations, indebtedness and liabilities of any Debtor to the undersigned (including, without limitation, the obligations, indebtedness and liabilities described on Schedule A hereto), together with all extensions and renewals thereof or of any part of any thereof but excluding (i) all fees payable to, and reasonable costs and expenses incurred by the undersigned in accordance with the terms of the Note Agreement, including, but not limited to, the fees and disbursements of counsel to the undersigned (collectively the "Note Agreement Fees") but expressly including the Note Agreement Fees, after an Event of Default as defined in the Note Agreement, in excess of $50,000, and (ii) all reasonable costs and expenses incurred by the Committee (as defined in the Note Agreement) in accordance with the terms of the Note Agreement, including, but not limited to, the fees and disbursements of counsel and accountants to the Committee. "Note Agreement" means the Note and Collateral Trust Agreement, dated the date hereof, between M.J. Sherman & Associates, Inc., as Collateral Trustee, and the Debtor.

            2. Until the Senior Claims shall be paid in full in cash and the Senior Loan Documents shall be terminated, neither any Class 4 Creditor nor the undersigned will (x) take, demand or receive, and no Debtor will make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment on or security (other than a secondary lien on the Collateral) for the whole or any part of the Junior Claims or (y) take any action to enforce or collect amounts owing under the Junior Claims, take any action with respect to the Collateral, accelerate the scheduled maturities of any amounts owing under any of the Junior Claims or act as a petitioning


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creditor in a bankruptcy proceeding filed against any Debtor, except that the
Debtor may make, and the undersigned may receive, quarterly payments of accrued interest and scheduled principal payments (including but not limited to the payment of Excess Cash Flow Payments as provided in the Class 4 Note due March 31, 2002 as defined in the Note Agreement (the "Class 4 Note")) on the Junior Claims, so long as no event of default shall have occurred and then be continuing under any of the Senior Loan Documents and the undersigned shall not have received notice thereof from you. Notwithstanding the immediately preceding sentence, after (and not at any time before) a period of 180 days ("Blockage Period") following the receipt by CITCS from the undersigned of notice that an event of default based on a failure to pay principal or interest on the Junior Claims has occurred and is continuing under the Junior Claims, the undersigned may take any action to enforce or collect amounts owing under the Junior Claims, the undersigned may accelerate the scheduled maturities of any amounts owing under any of the Junior Claims, or any Class 4 Creditor (as defined in the Note Agreement) may act as a petitioning creditor in any bankruptcy proceeding filed against any Debtor. There shall be no more than one Blockage Period in any twelve month period following the date of this Agreement.

            3. Upon any liquidation, dissolution or other winding up of any Debtor or its business or any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, arrangement or the commencement of any proceeding by or against any Debtor for any relief under any bankruptcy, reorganization or insolvency law or laws, Federal or state, or any other law, Federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition, or extension, or in the event of the occurrence and during the continuation of any event of default under the Senior Loan Documents of which the Debtor and the undersigned have received notice from you, then and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the undersigned upon or in respect of the Junior Claims, shall instead be paid over or delivered to you for application as a payment or prepayment on account of the Senior Claims, and the undersigned shall not receive any such payment or


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distribution or any benefit therefrom unless and until the Senior Claims shall have been fully paid and satisfied in cash. In the event that, notwithstanding the foregoing, any Debtor shall offer any payment with respect to the Junior Claims, the undersigned will direct that the same be made or delivered to you, and in the event of any moneys coming into the hands of the undersigned on account of any Junior Claim from any source whatsoever, the undersigned will receive the same solely as your agent and will immediately turn the same, in the form received, except for the endorsement of the undersigned where appropriate, over to you for application on account of the Senior Claims, and until so turned over, the undersigned will hold the same in trust for you. If the undersigned shall fail to endorse any such instrument for the payment of money payable to the undersigned or on the undersigned's order, which has been turned over to you, you are hereby irrevocably constituted and appointed attorney-in-fact for the undersigned with full power to make any such endorsement, and with full power of substitution. All actions taken by such attorney-in-fact are hereby ratified and approved.

            4. The undersigned irrevocably authorizes and empowers you under the circumstances set forth in paragraph 3 of this Agreement, to demand, sue for, collect and receive every such payment or distribution referred to in such paragraph and give acquittance therefor, and file claims and proofs of claim in any statutory or non-statutory proceeding, vote such claims in any such proceeding and take such other actions, in your name, in any Senior Lender's name or in the name of the undersigned or otherwise, as you may deem necessary or advisable for the enforcement of the provisions of this Agreement. The undersigned hereby agrees, under the circumstances set forth in paragraph 3, duly and promptly to take such action as may be requested at any time and from time to time by you to collect the Junior Claims for your account and to file appropriate proofs of claim in respect thereof, and to execute and deliver such powers of attorney, assignments or other instruments as you may request in order to enable you to enforce any and all claims upon or in respect of the Junior Claims and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Junior Claims. Any and all moneys so collected or received by you shall be retained indefeasibly by you for application to the payment in full of the


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Senior Claims then outstanding; provided, however, that upon the indefeasible payment to you in cash of moneys collected or received on account of Junior Claims and on account of Senior Claims aggregating an amount equivalent to all the matured and unmatured Senior Claims, you shall pay over to the undersigned the excess, if any, of all moneys so received or collected on the Junior Claims and on the Senior Claims and assign and deliver to the undersigned any and all instruments and documents evidencing any remaining Senior Claims, without any representations or warranties of any nature or type whatsoever in respect thereof (endorsed to the undersigned without recourse in the case of negotiable instruments). If you receive oral or written notice of any claim or demand, whether reasonable or unreasonable, adverse to the rights or interests, as hereinabove set forth, of the undersigned in and to either the Junior Claims or the Senior Claims, or any moneys held by you in respect thereof, you shall be entitled to retain any and all such moneys, and documents and instruments evidencing such Junior Claims and Senior Claims without incurring any liability or debt to the undersigned, until the adjudication or final settlement of the rights of such claimant against the undersigned, and the undersigned hereby agrees to indemnify and save you and each Senior Lender harmless from any and all liability and expenses incurred in connection with the assertion of such claims or demands.

            5. Without notice to or consent by the undersigned, (a) any demand for payment of the Senior Claims or any of them may be rescinded in whole or in part and any of the Senior Claims may be continued, and the Senior Claims, or the liability of any Debtor or any other party upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, or any obligation or liability of any Debtor or any other party under any of the Senior Claims may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released or (b) the instruments evidencing the Senior Claims or any loan agreements, collateral security documents, guaranties or other documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as you may deem advisable from time to time, and any collateral security at any time held for the payment of the Senior Claims may be sold, exchanged, waived, surrendered or released, in each case all


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without notice to or further assent by the undersigned, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The undersigned waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Claims and notice of or proof of reliance by the Agent and/or any Senior Lender upon this Agreement, and the Senior Claims shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between any Debtor and you shall be deemed to have been consummated in reliance upon this Agreement.

            6. At your request, the undersigned hereby further agrees (i) to make notations on the undersigned's books beside all accounts or on other statements evidencing or recording any Junior Claim to the effect that such Junior Claim is subject to the provisions of this Agreement, (ii) to give you, upon request from time to time, access to the undersigned's books with respect to such accounts and the right to make copies of such books, and (iii) to furnish you, upon request from time to time, with statements of such accounts between the undersigned and any Debtor.

            7. The undersigned hereby represents to you that (i) the undersigned has not heretofore assigned, transferred, created a security interest in, or otherwise encumbered such Junior Claims, and (ii) the Junior Claims are not represented by any instruments or documents other than as described on Schedule A annexed hereto. The undersigned agrees with you that any Junior Claim now or hereafter existing will not be represented by any instruments or documents other than those that have been caused to indicate that they are subject to this Agreement.

            8. Upon (i) the payment in full in cash of all Senior Claims and
(ii) the termination of all agreements under which you are obligated to extend credit, make advances, loans or other financial accommodations to any Debtor, this Agreement shall automatically terminate, except that this Agreement shall continue in full force and effect as to all Junior Claims and all Senior Claims outstanding at the date of such termination, until


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such Senior Claims have been fully and irrevocably paid in cash and discharged.

            9. In the event of a breach by any Debtor or the undersigned in the observance and due fulfillment of any of the terms and obligations of this Agreement, you may, if such breach is not cured or waived within ten (10) days from the written notice thereof to the undersigned and the Debtor, declare the Senior Claims to be due and payable, and thereupon the same shall become and shall be immediately due and payable.

            10. Any notice by either party to the other shall be effective only if in writing and directed to the recipient's address set forth below the signature line hereto, or to such other address as either party may notify the other in writing.

            11. No delay on your part in exercising any right or rights hereunder or in failing to exercise the same shall operate as a waiver of such right or rights; and no notice to or demand on any Debtor or the undersigned shall be deemed a waiver of any obligation or duty of any Debtor or the undersigned or of your right to take further action without notice; nor in any event shall any modification, alteration or waiver of any of the provisions hereof be effective unless in writing and signed by the parties hereto and then only in the specific instance for which given.

            12. The undersigned waives trial by jury in any litigation arising out of or relating to this Agreement.

            13. Subject to the payment in full of all Senior Claims in cash, the undersigned shall be subrogated to your rights to receive payments or distributions of cash, property or securities of any Debtor applicable to the Senior Claims until the principal of and interest on the Junior Claims shall be paid in full; and, for the purposes of such subrogation, no payments or distributions of any cash, property or securities to which the undersigned would be entitled, except for the provisions of this Agreement, and no payment over pursuant to the provisions of this Agreement to or for your benefit by the undersigned, shall, as between any Debtor, its creditors other than you and the undersigned, be deemed to be a payment by any Debtor to or on


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account of the Senior Claims. It is understood that the provisions of this
Agreement are intended solely for the purpose of defining the relative rights of the undersigned, on the one hand, and you, on the other hand.

            14. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts executed and to be performed in such State without regard to the conflict of law principles of such State.

            15. By your acceptance of this Agreement set forth below, you hereby consent to the granting by the Debtor to the undersigned of liens on and security interests in all of the Debtor's assets and property on and in which you have been, or may hereafter be granted a lien and security interest (collectively, the "Collateral") as security for the payment of the Junior Claims, provided that the Collateral shall not secure any other obligations of the Debtor to the undersigned. Your security interest in the Collateral shall be deemed to have a priority senior to any security interest of the undersigned in such Collateral or any other of the Debtor's assets on and in which you may hereafter be granted an interest. Your priority in respect of the Collateral shall be irrespective of the time, order or method of attachment or perfection of security interests, or the time or order of the filing of financing statements, or the giving of or failure to give notice of purchase money security interests. The undersigned further acknowledges that the indebtedness of Debtor under the Senior Claims is revolving in nature and that the amount thereof which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. The terms of the Senior Claims may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by the undersigned and without affecting the provisions of this Agreement. Until such time as all Senior Claims shall have been paid in full and the Senior Loan Documents referred to above shall have been terminated, the undersigned agrees that it will not commence or continue any default, foreclosure or liquidation proceedings or remedies in respect of any of the Collateral. In the event any Collateral,


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or any collections or other proceeds thereof (other than payments on the Class 4
Note expressly permitted to be made under Section 2 hereof), shall be received by the undersigned at any time for any reason, such Collateral and proceeds shall be held in trust for the benefit of, and promptly remitted to, you. If the undersigned shall desire to assign or transfer any mortgages or security agreements between the undersigned and any Debtor relating to the Collateral, or the benefits thereof or the obligations secured thereby, to any other person, the undersigned shall notify you thereof and shall advise such person of this Agreement. On or prior to the date of such assignment or transfer, the undersigned shall obtain an undertaking from such person to be bound hereby in form and substance satisfactory to you.

            16. Each reference herein to you or to the undersigned shall be deemed to include, except where inconsistent with the context, your and the undersigned's respective legal representatives, successors and assigns.


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            17. This Agreement shall not inure to the benefit of any other creditor of the Debtor.

                                    M.J. Sherman & Associates, Inc.,
                                    as Collateral Trustee on Behalf
                                    of Class 4 Creditors


                                    By: /s/ Oleg Ostrovsky
                                       ---------------------------------
                                       Name: Oleg Ostrovsky
                                       Title: Vice President
                                       Address: 333 E. 68th St.
                                                 NY, NY 10021
Accepted:

THE CIT GROUP/COMMERCIAL SERVICES,
  INC., individually and as Agent
  under the Amended and Restated
  Financing and Security Agreement


By: /s/ John Hendrickson
    ---------------------------------
     Name: John Hendrickson
     Title: Vice President
Address: 1211 Avenue of the Americas
         New York, New York 10036


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                                   SCHEDULE A

                                  JUNIOR CLAIMS

            Junior Claims mean any obligations, indebtedness and liabilities at any time owed by any Debtor and secured by Collateral Documents as defined in the Note Agreement, including, but not limited to, the Class 4 Note, expenses, charges and other sums owing pursuant to the Class 4 Note, the Note Agreement, and all related documents, agreements and instruments evidencing or creating the Junior Claims or the mortgages or security interests in the Collateral granted to secure the Junior Claims, but excluding (i) the Note Agreement Fees but expressly including the Note Agreement Fees, after an Event of Default as defined in the Note Agreement, in excess of $50,000, and (ii) all costs and expenses incurred by the Committee (as defined in the Note Agreement) in accordance with the terms of the Note Agreement, including, but not limited to, the fees and disbursements of counsel and accountants to the Committee.


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                              DEBTOR ACKNOWLEDGMENT

            The undersigned, the Debtor referred to in the within Intercreditor Agreement (herein called the "Agreement"), hereby jointly and severally accepts notice of the execution and delivery thereof and of the terms and provisions thereof, and, in consideration of the extension of credit to it by the holders of the Senior Claims as therein described, agrees to refrain from doing any act or thing which would cause a violation by the signer of the Agreement or of any of the signer's obligations thereunder.

Dated: May 12, 1997
                                    ANDOVER TOGS, INC.


                                    By: /s/ William L. Cohen
                                        ---------------------------
                                        Name:  William L. Cohen
                                        Title: President

                                    STONEHENGE FINANCIAL CORP.


                                    By: /s/ William L. Cohen
                                        ---------------------------
                                        Name:  William L. Cohen
                                        Title: President

                                    TORTONI MANUFACTURING CORP.


                                    By: /s/ William L. Cohen
                                        ---------------------------
                                        Name:  William L. Cohen
                                        Title: President

                                    SPRINGDALE FASHIONS, INC.


                                    By: /s/ William L. Cohen
                                        ---------------------------
                                        Name:  William L. Cohen
                                        Title: President


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